Exhibit 99.3
SUBSCRIPTION AGREEMENT

This Subscription Agreement is made as of this 3rd day of April, 2007 between Industrial Minerals, Inc., a Delaware corporation having an address at 1 Dundas Street West, Suite 2500, Toronto, ON M5G 1Z3 (the "Company") and the undersigned subscriber, Yukon Gold Corporation, Inc., a Delaware corporation having an address at 55 York Street, Suite 401, Toronto, ON M5J 1R7 (the "Subscriber").

The Company is quoted on the NASDAQ OTCBB under the trading symbol "IDSM.OB".

The Subscriber desires to acquire registered Common Shares of the Company.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Subscription and Representations.

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to acquire from the Company and the Company hereby agrees to issue and deliver to the Subscribers 5,000,000 fully paid and nonassessable, registered (i.e. free trading) Common Shares of the Company (hereinafter such fully paid and nonassessable registered Common Shares of the Company are called the "Shares") at a price of US$0.05 per Share. The Subscriber tenders herewith the total subscription price of US$250,000.00 made payable to the Company as payment in full for the subscription.

1.2 The Company hereby grants one warrant for each Share subscribed for by the Subscriber, which warrant shall be in the form set out in Schedule 1 hereto and which warrant will be exercisable at the same price as that of the corresponding Shares.

1.3 The Subscriber recognizes that the acquisition of the Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) they may not be able to liquidate their investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) they could sustain a complete loss of their entire investment. The Subscriber represents that the Subscriber is competent to understand and does understand the nature of the investment and is able to bear the economic risk of this investment.

1.4	The Subscriber is to check the appropriate spaces:

____	The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

____	The Subscriber represents that he is not an accredited investor.

____	The Subscriber represents that he is not a resident of the United States.

The definition of an "accredited investor" includes the following:

•	An individual having a net worth or a joint net worth with spouse at the time of purchase in excess of $1,000,000.
•
An individual whose net income was in excess of $200,000 in each of the two most recent years, or whose joint income with spouse was in excess of $300,000 in each of those years, and who reasonably expects his / her net income to reach such level in the current year.

•
A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Shares, having total assets in excess of $5,000,000.

•	A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Act).
•	An insurance company (as defined in Section 213 of the Act).
•	An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act").
•
A business development company (as defined in Section 2(a)(48) of the Investment Company Act) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

•	A Small Business Investment Company licensed by the U.S. Small Business Administration under Sections 301 (c) or (d) of the Small Business Investment Act of 1958.
•	A broker or dealer registered pursuant to Section 15 of the Act.
•
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which plan has total assets in excess of $5,000,000.

•
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a "plan fiduciary", as defined in section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser.

•	An employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000.
•	A self-directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons who are accredited investors as defined in Rule 501 (a) of Regulation D.
•
A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the shares offered hereby, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that s/he is capable of evaluating the merits and risks of an investment in the Shares).

•	Any entity in which all of the equity owners are accredited investors.

1.5 The Subscriber acknowledges that he has significant prior investment experience, including investment in non-listed and non-registered securities, and that he recognizes the highly speculative nature of this investment.

1.6 The Subscriber acknowledges that he has been advised, as a prospective investor in connection with the Shares subscribed for, to conduct his own review of the business, properties and affairs of the Company before subscribing for the Shares. The Subscriber hereby represents that he has been furnished with all information regarding the Company which Subscriber desired to know and that he has been afforded the opportunity to conduct his own due diligence and review concerning the Company and the terms and conditions of this Agreement.

1.7 The Subscriber acknowledges and agrees that the Company is relying on the Subscriber's representations contained in this Agreement in determining whether to accept this subscription. The Subscriber agrees that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

1.8 The Subscriber represents and warrants that all representations made by the Subscriber hereunder are true and correct in all material respects as of the date of execution hereof, and the Subscriber further agrees that until the closing on the Shares subscribed for they shall inform the Company immediately of any changes in any of the representations provided by the Subscriber hereunder.

2. Company's Representations.

2.1 The Company represents and warrants to the Subscriber that: (a) the authorized capital stock of the Company consists of 200,000,000 shares of Common Stock, par value $0.001 per share, of which, as of the date hereof, 118,043,776 shares of Common Stock are issued and outstanding; (b) all of the issued and outstanding shares of the Company’s Common Stock are duly and validly issued and outstanding and are fully paid and non-assessable and free of preemptive rights; and (c) none of the outstanding shares of the Company’s Common Stock has been issued in violation of any preemptive rights of the current or past shareholders of the Company.

3. Taxes.

3.1 Subscriber hereby agrees to be responsible for all of his taxes arising out of this transaction, including any taxes from the issuance of the common stock of the Company. If the Company has any obligation to withhold taxes on behalf of Subscriber, Subscriber agrees to pay the taxes or indemnify and reimburse the Company for any moneys paid on Subscriber's behalf by the Company. If Subscriber fails to pay the taxes owed or indemnify or reimburse the Company for any liability resulting from such failure, the Company has the power to stop the transfer of its common stock to Subscriber or to reclaim common stock of the Company from the Subscriber to satisfy the tax liability. Subscriber hereby expressly appoints the President of the Company or its successor as his attorney for purposes of enforcing this provision, with full power of substitution in the premises.

4. Miscellaneous.

4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, and to the Subscriber at his address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

4.2 This Agreement shall not be changed, modified, or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. The respective representations, warranties and covenants of the parties set forth in this Agreement shall survive delivery of the Shares contemplated hereunder.

4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Delaware, without giving effect to the choice of law rules thereof.

4.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided.

In witness whereof the parties have executed this Agreement as of the day and year first written above.

Yukon Gold Corporation, Inc.	Industrial Minerals, Inc.
By:	By:

/s/ Paul A. Gorman	/s/ Dick van Wyck

Mr. Paul Gorman, President	Mr. Dick van Wyck, President

Schedule 1

WARRANT to PURCHASE SHARES of COMMON STOCK of

INDUSTRIAL MINERALS, INC.

This Warrant is issued to YUKON GOLD CORPORATION, INC., a Delaware corporation (the "Holder") by INDUSTRIAL MINERALS, INC., a Delaware corporation (the "Company"), on April 3, 2007 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Subscription Agreement (the "Subscription Agreement") dated as of April 3, 2007.

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

2.  Purchase Price; Number of Shares. Subject to the exercise restriction provided for in Section 6 hereof, this Warrant certifies that, for value received, the Holder of this Warrant is entitled upon written notice duly executed and delivered to the Company, as set out in Section 12, to purchase from the Company 5,000,000 fully paid and nonassessable registered shares of Common Stock of the Company (the "Common Stock") at a price per share (the "Purchase Price") of U.S.$0.05, subject to adjustment pursuant to Sections 8 and 9 below.

3.  Payment of Purchase Price. The Purchase Price may be paid in cash or by certified check or wire transfer, or by the net exercise election set out in Section 4.

4.  Net Exercise.  Notwithstanding any provisions herein to the contrary, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value (as determined below) of this Warrant by the surrender of this Warrant to the Company, with a net issue election notice duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable registered shares of Common Stock as is computed using the following formula:

X = Y(A-B)
------
A

Where:
X =	the number of shares of Common Stock to be issued to
the Holder pursuant to this Section 4;
Y =	the number of shares of Common Stock covered by this Warrant;
A =	the listed market price of one share of Common Stock; and
B =	the Purchase Price in effect under this Warrant when the
net exercise election is made pursuant to this Section 4.

5.  Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

6.  Expiration Date, Exercise and Delivery.  Holder's rights under this Warrant expire at 5:00 p.m. Eastern Time on April 3, 2008 (the "Expiration Date") and shall be void thereafter. Holder may exercise its rights under this Warrant by written notice delivered to the Company. Upon the exercise of the rights represented by this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the shares of Common Stock issuable upon exercise of this Warrant so purchased, registered in the name of the Holder forthwith after the rights represented by this Warrant shall have been so exercised, unless the Warrant has been fully exercised or expired, and a new warrant representing the remaining portion of the Warrant and the underlying Common Stock, if any, with respect to which this Warrant shall not have been exercised shall also be issued to the Holder as soon as possible.

7.  Reserved Shares; Valid Issuance.  The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate and other action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such Common Shares as may be issued pursuant to such exercise will, upon issuance, be registered (and therefore have no restrictions),duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.

8.  Stock Splits and Dividends.  If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or increased proportionately in the case of a combination.

9.  Mergers and Reclassifications.  If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable inrelation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 9, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 8 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

10.  No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

11.  Amendment.  The terms of this Warrant may be amended, modified or waived only with the prior written consent of the Holder.

12.  Notices, etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given only upon receipt by the addressee, sent, if to Holder, to Mr. Paul Gorman, at the address first set out above, or to such other address as Holder shall have furnished to Company in writing; or if to Company, to: Mr. Dick van Wyck, President, c/o 943 Queen Street West, Mississauga, ON L5H 4E1, or to such other address as the Company shall have furnished to Holder in writing.

13.  Governing Law.  This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws in force in the Province of Ontario.

14.  Successors and Assigns.  The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and respective transferees of the parties.

Industrial Minerals, Inc.

Date: April 3, 2007	By:	/s/ Dick van Wyck
Mr. Dick van Wyck, President